UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 – June 30, 2010

Item 1.	Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Didier PineauValencienne[1,3]

Director

Stephen K. West, Esq.[1,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in Appenzell, the Bahamas, Basel, Brig, Geneva, London, Lugano, Luxembourg, New York, Paris, Sion, Toronto, Vienna, Zug and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

The overall positive sentiment during the first quarter was driven by resilient emerging market economies and positive macroeconomic data. During the second quarter, however, momentum reached a turning point due to lackluster economic news, including rising concerns regarding the refinancing of European sovereign debt, the dramatic depreciation of the euro, the Gulf oil spill and on-going financial reforms. In addition, the U.S. economic recovery appeared to be stalling, as could be seen in the most recent U.S. employment report, and Chinese authorities continued to implement tightening measures aimed at cooling its domestic real estate market and domestic economic activity.

In the second quarter of 2010, in light of soaring volatility and the equity markets falling back to their August 2009 levels (the MSCI World Index fell 13% in the second quarter and the Euro Stoxx 50 Index had a similar negative return), investors became risk averse. With a 12-month forward price earnings ratio of 9.9 times in June, the European market was trading at a historical low. Earnings estimates were revised slightly downward by analysts in advance of the results. Looking at the possibility of further adjustments, market valuations remain supportive of further gains. A slower recovery for corporate sales and a much lower inflation rate had a negative effect on pricing and margins. The valuation of the Swiss market already reflected those negative factors. As such, unless the Swiss economy enters a protracted period of deflation, the downside market risks are limited.

During the second quarter of 2010, global equity markets were negatively affected by disappointing macroeconomic data combined with a push to higher equity risk premiums. Market sentiment continued to deteriorate even though risk premiums remained more attractive for equities relative to credit. The sovereign debt crisis in the Eurozone, compounded by pressure on the euro and the lessening positive effect of stimulus programs, accelerated the spill-over effect for the global economy. In the Eurozone, 5-year credit-default swaps (CDS) for Ireland and Spain were trading very close to their highest levels of 2010 at the end of the first half of the year, despite the rescue package fashioned by the European Union. CDSs for Greece continued to indicate the strong possibility that a credit event could occur over the next few years. The European markets, led by Greece, Italy and Spain, under performed Japan, Canada, the U.S. and the emerging markets.

At a microeconomic level, equities remained in good shape generating high free cash flow with a continued trend of increasing dividends and share buybacks. Bottom-up analysis still indicated that second quarter earnings were likely to be sustained as many companies showed volume growth both on a quarterly and annual basis.

Swiss Economy Review

Swiss macroeconomic conditions, driven by a recovery in the export sector, resilient private consumption and a massive drop in inventories saw sustained growth during the second quarter outpacing Europe. On the business front, the latest KOF Economic Barometer (a combined reading of 12 economic indicators) reflected the current healthy state of the Swiss business sector and indicated further acceleration of Swiss Gross Domestic Product (GDP). Another positive development was the strong expansion of the monetary aggregate, M3, with a yearly growth rate above 7%, coupled with rising domestic bank credits of 4% on a year-over-year basis.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Currency

At its most recent monetary policy meeting, the Swiss National Bank (SNB) kept its target range for the three-month Libor rate unchanged at 0.00%-0.75%. The SNB’s comments on the Swiss economy were relatively upbeat. With improved economic conditions, as contrasted with deterioration in the countries on the periphery of the European Monetary Union, the SNB reversed course and substantially reduced its efforts to stop the appreciation of the Swiss franc, which contributed to a massive increase in foreign currency reserves. As soon as the SNB started to stay on the side line in the currency market, the Swiss franc resumed its upward trend against the euro and has reversed almost all of its loss against the U.S. dollar for the year. The outlook for the Swiss franc remains strong, given Switzerland’s good fiscal position and the strength of its domestic economy relative to its European peers.

Fund’s Performance Review

During the second quarter, the energy, basic resources and banking sectors were the most negatively affected sectors of the global indices. Tax increases in Germany raised concerns about the defensive nature of the utility sector. The Swiss Performance Index (SPI) also was negatively affected by the poor returns of banks, insurance companies and the technology sector. Mid-size companies performed better in the downturn than blue chip companies, as indicated by the performance of the Swiss Small and Mid Cap Index (SMIM) (-7.4% versus -10.8% for the Swiss Market Index (SMI)).

The food sector was resilient (mainly due to the performance of Nestle, which represents 95% of the sector), whereas pharmaceuticals, considered a defensive investment, had a negative return for the quarter. Transocean, newly-listed in Switzerland and added to the SPI on April 20th, had a negative effect on the energy sector. Transocean shares ended the quarter with a return of -42% due to collapse of the Deepwater Horizon drilling platform in the Gulf of Mexico, which was owned by the company and operated by British Petroleum. Because the Fund did not own this stock for most of the first half of the year, the Fund’s energy holdings outperformed the SPI during this period. Toward the end of June, however, the Fund started to build a small position in Transocean as value started to emerge despite the negative effect of the platform explosion and resulting oil spill on business volumes. In Management’s view, the company’s share price already has been discounted to account for substantial costs associated with the company’s potential liabilities.

Fund management became more cautious on UBS and Credit Suisse during the second quarter. Their investment banking divisions will require either higher returns for investors or more capital to absorb increased volatility, while their wealth management divisions continued to experience uncertainties due to an outflow of money resulting from the effect of various tax amnesties and pressure from the automatic data exchange requested by European governments. Furthermore, despite increased expectations and the Swiss Parliament’s June 17th approval of the deal between the Swiss Government and the U.S. Department of Justice concerning UBS client data exchange, investor sentiment turned negative and UBS continued to remain under pressure. The Fund’s underweight position in the banking sector made a positive contribution to its relative performance against the SPI.

Another positive contributor to the Fund’s relative performance to the SPI was the consumer discretionary segment of the goods and services sector, which benefited from demand from emerging markets. In particular, watch industry

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

exports grew at a double digit rate, benefiting Swatch and Richemont.

The Fund entered the second quarter with a relatively defensive position despite remaining underweight in pharmaceuticals. Management further reduced the Fund’s exposure to cyclical industrial sectors and to the utility sector during the quarter and remained out of deflationary industries, such as telecom, preferring companies with pricing power. The Fund’s sizable cash position during a short period of time was created by portfolio repositioning and was tactical. Successful sector allocation and stock selection resulted in the Fund’s outperformance against the SPI of 2.15% in the second quarter and cumulative relative performance against the SPI of 1.57% for the first half of 2010.

Sector Review and Corporate News

Food

At its investor seminar, Nestlé reiterated its 2010 targets but acknowledged challenges arising from the European economic climate. The company also confirmed the increasing importance of emerging markets, which are expected to represent nearly half of its total sales in the next ten years. By mid-June, the company had completed 40% of its 25 billion Swiss franc share buyback program, which was initiated in August 2007.

Industrials

Earlier in the year, ABB reported mixed results for its power business and improved results for its industrial business. Its margins took a hit as its backlog in highly profitable businesses was consumed and new sales were generated from lower priced orders.

In May, ABB agreed to acquire Ventyx, a leading software provider to global energy, utility and communications companies, for more than

$1 billion from Vista Equity Partners in an effort to increase its position as a provider of software solutions for managing energy networks. The acquisition reflects ABB’s efforts to broaden its portfolio companies and invest some of its cash position. The relatively hefty price paid for Ventyx (16 times earnings before interest, taxes, depreciation and amortization) is explained by the breadth of the Ventyx offerings and its geographical fit with ABB. It also shows the strategic importance of ABB being part of the buildup of the “smart grid”. This upgraded electricity network should allow for a reduction of the energy consumption and an increase in the reliability and security of the transmission and distribution of power. The new grid also should be better able to handle the increasing portion of electricity production coming from renewable sources.

Sulzer, a machinery and equipment manufacturer, benefited from the economic recovery in the first quarter of 2010. Orders for large projects in the refining business boosted already strong activity in two of Sulzer’s main divisions.

With the proposed acquisition of Dowding & Mills, an electrical and mechanical services company, for approximately 220 million Swiss francs ($210 million), Sulzer is expanding its turbo-service business by adding services for motors and generators. Dowding & Mills would add approximately 210 million Swiss francs ($200 million) in sales to Sulzer turbo-service division, almost doubling its size. This acquisition would reinforce Sulzer’s leading position as an independent service provider and reduce company’s overall business volatility.

Holcim, one of the world’s largest cement producers, had a difficult year in 2009, particularly in Europe and the United States, which was partially offset by resilient volumes and pricing in the emerging markets, the source of 55% of its sales.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

The construction cycle is longer than the industrial cycle, as there is no inventory to rebuild in anticipation of an economic recovery. Activity in Holcim’s sector is expected to remain sluggish in the developed markets following the second quarter economic results, but the company’s exposure to European public spending that could be adversely affected by austerity measures is low. Even though its last attempt to increase prices in the U.S. did not stick, higher energy and raw material costs should be shared with Holcim’s customers, at least with regard to increased costs that Holcim cannot absorb by the lower cost structure it implemented during the last financial crisis.

In the same sector, companies such as Sika, the world’s second largest supplier of cement admixtures and its largest supplier of flat roofing, benefited from trends in energy and water conservation. During the second quarter, Sika made two acquisitions in the waterproofing business. It purchased a majority stake in Japan’s Dyflex HD and also purchased a stake in Greenstreak, a U.S. company. Sika’s ability to capture business in repair and refurbishment, places it in a defensive position by giving it less exposure to new construction. The company is representative of a sizable number of Swiss mid-sized industrial companies that have international exposure and are market share leaders in a global niche market.

Energy

Transocean and Petroplus, a refiner, comprise the entire energy sector of the Swiss market. However, several manufacturing companies are linked to the performance of the energy sector through their exposure to energy capital expenditures in upstream and downstream segments. These companies include Sulzer and Burckhardt Compression. ABB, by comparison, is more linked to capital expenditures in the utilities sector.

Since the explosion of the Deepwater Horizon platform, Transocean’s market capitalization has been cut in half. While Transocean’s problems are very specific, the fundamentals for oil prices are strong. Spare oil production capacity is barely enough to satisfy a 4% increase in global consumption. Growth in emerging market consumption, which accounts for 50% of global oil consumption, should be between 3% and 4% this year. The so-called “conventional” crude production has been flat since the middle of the decade with most discoveries occurring in non-conventional production (50% of them are deep off-shore). The Gulf oil spill is an additional negative factor for non-OPEC supply, slowing down exploration and significantly increasing the cost of conducting business. Subsidies and price controls by emerging market governments, combined with a loss of margins for national corporations, will contribute to the low price elasticity of demand as long as industrialization proceeds.

Financials

Central banks have been committed to providing significant liquidity, and even unlimited (in the case of the European Central Bank (ECB)) to banks. However, increases in banking regulation led to a downgrading of the financial sector in the second quarter, reflecting the challenges facing this sector. As a result, financial stocks were impacted by a dramatic sell-off, especially given the continued negative Eurozone sovereign situation and the widening of Libor spreads, increasing the cost of short-term refinancing for banks.

During the last quarter, investors focused on the implications of a double dip recession, capital and liquidity regulations, taxation changes and, especially for the Swiss banks, the “too big to fail” debate. Some concerns with both short and long-term funding risks were associated with

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

European banks pushing up the spread between the three month interbank lending rates and the overnight lending rates in both the euro and the U.S. dollar markets.

The U.S. Congress recently approved a financial reform bill that will, in part, limit proprietary trading by banks and increase substantially the regulation of the derivatives market. The “Volcker rule”, which prohibits banks from using their own capital to make speculative bets, was included in the bill. However, the Democrats agreed to allow financial institutions to make limited investments in hedge funds and private equity funds up to 3% of their Tier 1 capital in such vehicles.

Within this new regulatory framework, large banks continued to be a high risk and very speculative sector in the second quarter. Banks were negatively affected by downgrades of estimates coming on the back of the correction in the equity markets, which reduced asset-based fees and transaction levels in their private banking and asset management businesses. Moreover their investment banking operations were negatively affected by decreases in fixed income revenues as a result of subdued activity, especially in the credit markets. Therefore, the Fund maintained a cautious stance towards banks with a meaningful underweight compared to the sector weight in the SPI. On a positive note, expectations for UBS rose after the first quarter resulted in positive fixed income trading results and lower net new money outflows than expected.

From an international perspective, even though UBS and Credit Suisse currently operate in a difficult environment, they remain among the best capitalized banks when considering the implementation of the Basel III requirements. Both banks are in a position to comply with those requirements much faster than their peers, and without any significant capital requirement. Moreover, on a more positive note, some foreign clients increased the funds they had on deposit with Swiss private banks with tax-declared money.

The Fund added a position in Sarasin, a small private bank, based on its modest risk exposure to the banking secrecy developments compared to its peers. Sarasin remains well positioned to be a relative winner among Swiss private banks and outperformed the SPI during the second quarter.

Real Estate

Stock prices of listed real estate companies, which are classified under “financial services” in the SPI, exhibited much less volatility than the rest of the market during the first half of the year. High dividend yields contributed to the stability of share prices, as did the strength in the sector’s activity on the back of a strong domestic economy, moderate supply and sustained immigration. The average vacancy rate of the companies in the Fund’s portfolio has been relatively stable, with 6.5% being the highest for a single company in 2009.

Listed companies continue to lead consolidation within the sector, as Swiss Prime Site more than doubled the value of its portfolio with the acquisition of Jelmoli’s real estate portfolio last year. Mobimo merged last year with LO Holding, increasing the size of its original portfolio by close to 30%. In June, Mobimo launched a 155 million Swiss franc ($145 million) convertible bond issue to raise capital for future investments. The property portfolio for these companies is expanding at a relatively slow pace, however, due to the impact of capital gains taxes and a lack of supply.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Healthcare and Chemical

Austerity plans announced by several European governments will force a number of healthcare companies to react to lower public budgets and to adjust their activities in certain countries. The industry lobby should continue to support premium prices for innovative medicines, pointing to the economic impact of a reduction in hospitalization that can be achieved with the new treatments. In some specific cases, longer treatment also provides more clinical benefits, which improve the value for money. Despite the inevitable cost containment in a number of developed countries, Europe should remain a profitable area for the pharmaceutical companies as the aging population and the growing incidence of cardiovascular, neuro- degenerative and metabolic disorders are driving the demand for innovative treatments in developed countries.

Investors’ interest in pharmaceuticals continues to be low despite the attractive valuation of the sector (12 times on a forward price earnings basis). Before the release of second quarter figures, some analysts have modestly lowered their sales forecasts and earnings per share expectations. No major surprises, however, are expected in company financial figures. The financial markets are expected to continue to assess the industry’s capacity to create value through the development of new medicines and its management of the life cycle of existing products. In that sense, Novartis has rejuvenated its product pipeline with several new drugs with blockbuster potential. In addition to its expected finalization of a transaction that will provide it with a 77% majority ownership in Alcon by year end, the markets’ approval of Gilenia for multiple sclerosis (following the positive recommendation of an FDA advisory committee in June) will be among the most important new developments for Novartis. The company’s share price will be sensitive to any news related to Gilenia’s approval in the coming months. The current valuation level of the company’s stock does not reflect the full upside potential and the stock remains under-owned among asset managers. The Fund has overweighted Novartis compared to Roche, whose performance continued to suffer from negative news of delays in drug approvals (Taspoglutide for diabetes) and uncertainties about Avastin’s potential to treat breast cancer. In the long term, Roche should continue to benefit from its dominant cancer franchise and from its leadership in diagnostics.

The Fund had no exposure to medical technology in the quarter, and has reduced its exposure to biotech by eliminating its position in Actelion at a profit.

The outlook of the chemical sector has improved in 2010, despite rising prices for raw materials and a strong Swiss currency. Cost cutting measures also helped comparisons to the sector’s 2009 results. Specialty chemical companies saw increased volumes early in the year that could continue during the second half of the year. The companies’ management, however, remain particularly cautious with respect to European economic developments.

The crop protection industry, including Syngenta, was penalized by Monsanto’s aggressive pricing strategy in the glyphosate (a non-selective herbicide) business. The commoditized agro-chemical business should continue to experience pricing pressure. No structural change, however, to pricing levels for glyphosate is expected. Although long term fundamentals for fertilizers remain intact, the industry is expecting to experience some volatility.

Private Equity and Other Illiquid Investments

During the first half of the year, the Fund did not invest in any new direct or indirect private

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

equity holdings. The Fund, however, did invest additional assets in Zurmont Madison and Aravis Biotech II, both private equity funds, as a result of capital calls made in accordance with the terms of the Fund’s initial limited partnership agreements. The Fund’s total investments, including unfunded commitments, in these two limited partnerships represent approximately 4% of the Fund’s total assets as of June 30, 2010. In addition, the Fund continues to have three illiquid direct private equity holdings (Synosia Therapeutics AG, Kuros Biosurgery AG and NovImmune AG).

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 6/30/10	Total return as of year ended December 31													Cumulative Performance 12/31/96- 6/30/10
		2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-2.31%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	96.39%

Swiss Performance Index (SPI)	-3.88%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	115.28%

Swiss Market Index (SMI)	-6.38%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	55.44%

iShares Switzlerland[2]	-4.81%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	74.37%

CS EF (CH) Swiss Blue Chips[3,7]	-4.39%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	67.27%

UBS (CH) Equity Fund[4,7]	-4.29%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	72.80%

Pictet (CH) —Swiss Equities[5,7]	-4.11%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	88.32%

Saraswiss (Bank Sarasin)[6,7]	-2.75%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	58.27%

Sources: Bloomberg, management companies’ websites and Citi Fund Services Ohio, Inc.

1 Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.034, 6/30/10 = 1.078

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

  Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Summary of Investment Themes

The Fund’s strategy, in part, relies on stock selection and a sector allocation process following investment themes that Management believes should provide superior returns. As previously mentioned, growth in emerging markets and in consumer spending, especially with regard to global brands, is structural in nature and should continue to support the activities of Swiss export companies.

In the energy sector, investments in infrastructure are needed to keep up with increased demand from emerging markets. In addition, increased energy efficiency and energy conservation, combined with increased production from renewable sources, will be critical components to addressing ongoing climate concerns.

As Management is again concerned with an increasing risk of deflation, the Fund’s recent investments have been focused in companies with meaningful market positions in specific industries and niche markets, that can continue to shift their offerings to higher value-added services and provide customers with systems or solutions rather than a single product. We believe that this type of company should be able to demonstrate pricing power.

Balance sheet quality is another important investment criterion. Equity capital is usually under pressure in a deflationary environment where financing costs are on the rise.

Indices Performance Comparison

Year to Date December 31, 2009 through June 30, 2010
Performance in Swiss Francs

Swiss Performance Index (SPI)	-3.88%

Swiss Helvetia Fund

Based on Net Asset Value	-2.31%

Change in U.S. Dollar vs. Swiss Franc	4.31%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-6.35%

Based on Market Price	-8.18%

S & P 500 Index	-6.64%

MSCI EAFE Index	-13.23%

Lipper European Fund Index (10 Largest)	-13.82%

Lipper European Fund Universe Average	-14.58%

Source: Citi Fund Services Ohio, Inc.

Outlook

Second quarter earnings releases could surprise investors on the upside as the effect of government austerity measures are not yet visible in corporate results and the restoration of inventories is in full swing—as demonstrated by freight forwarding companies. The benefits of operating leverage, with higher sales volume on lower fixed costs, also should be apparent for some companies. On the other hand, cost inflation and negative currency trends remain as lingering concerns over the next few quarters.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

From a macroeconomic perspective, the European rescue package and solidarity within the Eurozone have greatly reduced systemic risk and extended the current period of accommodative monetary policy. However, negative sentiment and persistent uncertainties surrounding Eurozone sovereignty issues have led Eurozone economists to reduce their forecasts for economic growth, revising expectations for an ECB rate hike from September 2010 to mid-2011. The ECB reduced its expectations for bank write-offs in 2010 by 38 billion euros and already has purchased government bonds with a value of more than 50 billion euros. The euro’s depreciation against the dollar of more than 16% in the first half of 2010 will partially support European exports, mitigating the European economic slowdown.

For the time being, European austerity measures are primarily based on spending cuts rather than tax increases, which historically have proven to be successful when coupled with accommodative monetary policy in a context of ultra-low interest rates.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2010 involved changes in the following positions:

New Investments by the Fund

Bank Sarasin & Cie AG

Burckhardt Compression Holding AG

Compagnie Financiere Richemont SA, Series A

Forbo Holding AG

Gategroup Holding AG

Kudelski SA

Meyer Burger Technology AG

Rieter Holding AG

Schweiter Technologies AG

Sulzer AG

Transocean, Ltd.

Additions to Existing Investments

ABB, Ltd.

Aravis Biotech II — Limited Partnership

Credit Suisse Group

Dufry Group

Kuehne + Nagel International AG

Novartis AG

Swiss Re

Zurich Financial Services AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of/Expired

Actelion, Ltd.

Adecco SA

Alpiq Holding, Ltd.

Credit Suisse Group — Call Warrant Expiring 03/19/10

Electrizitaets-Gesellschaft Laufenburg AG

Julius Baer Holding AG — Call Warrant Expiring 06/18/10

Novartis AG — Call Warrant Expiring 03/19/10

OC Oerlikon Corp. AG

Raetia Energie AG

SLI Swiss Leader Index — Call Warrant Expiring 03/19/10

SMIM — Put Warrant Expiring 02/19/10

Swiss Re — Call Warrant Expiring 03/19/10

UBS AG — Call Warrant Expiring 03/19/10

UBS AG — Call Warrant Expiring 06/18/10

Reductions in Existing Investments

Addex Pharmaceuticals, Ltd.

Galenica AG

Holcim, Ltd.

Nestle SA

Roche Holding AG

Romande Energie Holding SA

SGS SA

Sika AG

Swatch Group AG

Syngenta AG

Temenos Group AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 87.24%

Banks — 7.42%

108,000	Bank Sarasin & Cie AG Registered Shares	$4,326,610	1.11%
	Offers private banking, asset management, investment advisory, and institutional banking services. (Cost $3,988,696)

434,000	Credit Suisse Group[1] Registered Shares	16,468,939	4.22%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $18,678,431)

610,000	UBS AG1,2 Registered Shares	8,179,719	2.09%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $6,276,207)

		28,975,268	7.42%

Biotechnology — 1.53%

480,058	Addex Pharmaceuticals, Ltd.[2,3] Registered Shares	4,496,301	1.15%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $21,209,722)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,029	NovImmune SA2,4,5,6 Common Shares	$1,486,901	0.38%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		5,983,202	1.53%

Chemicals — 1.85%

31,000	Syngenta AG Registered Shares	7,204,154	1.85%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $7,417,397)

		7,204,154	1.85%

Commercial Services — 1.11%

3,200	SGS SA Registered Shares	4,338,480	1.11%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $4,144,258)

		4,338,480	1.11%

Construction & Materials — 2.67%

1,141	Belimo Holding AG Registered Shares	1,349,075	0.34%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

2,000	Forbo Holding AG Registered Shares	$851,301	0.22%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $697,165)

70,700	Holcim, Ltd. Registered Shares	4,776,274	1.22%
	Produces building materials. (Cost $3,960,128)

1,944	Sika AG Bearer Shares	3,461,288	0.89%
	Leading producer of construction chemicals. (Cost $2,700,457)

		10,437,938	2.67%

Diversified Manufacturing Operation — 2.04%

18,000	Burckhardt Compression Holding AG Bearer Shares	3,184,866	0.81%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,238,445)

51,000	Sulzer AG Registered Shares	4,790,930	1.23%
	Manufactures and sells surface coatings, pumps, process engineering equipment, and fuel cells. (Cost $5,418,052)

		7,975,796	2.04%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 19.56%

135	Lindt & Sprungli AG Registered Shares	$3,317,568	0.85%
	Major manufacturer of premium Swiss chocolates. (Cost $471,625)

1,509,000	Nestle SA1 Registered Shares	73,046,599	18.71%
	Largest food and beverage processing company in the world. (Cost $26,138,927)

		76,364,167	19.56%

Industrial Goods & Services — 9.45%

640,000	ABB, Ltd.[1] Registered Shares	11,258,682	2.89%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $13,571,947)

110,000	Gategroup Holding AG2 Bearer Shares	3,473,362	0.89%
Provides a wide range of global services for airlines, railroads and hotels. Specializes in catering and hospitality; provisioning and logistics; and onboard solutions to companies that serve people on the move.
	(Cost $4,102,084)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

6,440	Inficon Holding AG Registered Shares	$833,106	0.21%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,616)

54,744	Kuehne + Nagel International AG Registered Shares	5,675,689	1.45%
	Transports freight worldwide. (Cost $4,438,559)

157,000	Meyer Burger Technology AG2 Bearer Shares	3,909,167	1.00%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment. (Cost $4,121,684)

30,290	Rieter Holding AG1,2 Registered Shares	7,724,533	1.98%
Manufactures spinning systems, chemical fibre systems and noise control products. The company’s spinning and chemical fibre systems are used to process cotton and plastic and man-made fibres.
	(Cost $8,510,182)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

7,964	Schweiter Technologies AG Bearer Shares	$4,025,020	1.03%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Produces machines for the assembly and packaging of semiconductor devices.
	(Cost $4,386,365)

		36,899,559	9.45%

Insurance — 4.34%

83,000	Swiss Re Registered Shares	3,441,304	0.88%
	Offers reinsurance and insurance linked financial market products. (Cost $3,929,257)

60,800	Zurich Financial Services AG1 Registered Shares	13,503,593	3.46%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,625,007)

		16,944,897	4.34%

Medical Technology — 0.65%

168,000	Kuros Biosurgery AG4,5,6 Registered Shares	2,523,856	0.65%
	A biotechnology company dedicated to developing biomaterials and bioactive biomaterial combination products for indications in trauma, wound and spine. (Cost $2,516,639)

		2,523,856	0.65%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Oil & Gas — 0.93%

76,000	Transocean, Ltd.[2] Bearer Shares	$3,608,476	0.93%
	Owns or operates mobile offshore drilling units, inland drilling barges, and other assets utilized in the support of offshore drilling activities worldwide. (Cost $4,008,155)

		3,608,476	0.93%

Personal & Household Goods — 2.24%

30,800	Swatch Group AG1 Bearer Shares	8,754,300	2.24%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $7,845,546)

		8,754,300	2.24%

Pharmaceuticals — 21.98%

1,114,700	Novartis AG1 Registered Shares	54,373,089	13.93%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $31,771,769)

227,200	Roche Holding AG1 Non-voting equity securities	31,414,216	8.05%
	Worldwide pharmaceutical company. (Cost $4,015,648)

		85,787,305	21.98%

No. of Shares	Security	Fair Value	Percent of Net Assets

Real Estate & Infrastructure — 4.00%

31,000	Mobimo Holding AG2 Registered Shares	$5,404,553	1.39%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,747,595)

135,000	PSP Swiss Property AG1 Registered Shares	8,093,615	2.07%
	Owns and manages real estate, including a portfolio of office buildings in the financial and historic sections of the five largest Swiss cities. (Cost $7,526,003)

35,000	Swiss Prime Site AG2 Registered Shares	2,122,688	0.54%
	Owns business and mixed-use business/residential buildings in commercial centers in Switzerland. (Cost $2,028,007)

		15,620,856	4.00%

Retailers — 4.52%

206,000	Compagnie Financiere Richemont SA, Series A Bearer Shares	7,249,687	1.86%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $7,631,603)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Retailers — (continued)

83,000	Dufry Group[2] Registered Shares	$6,265,313	1.60%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $5,225,267)

10,600	Galenica AG Registered Shares	4,118,700	1.06%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,051,975)

		17,633,700	4.52%

Technology — 2.34%

202,900	Kudelski SA Bearer Shares	5,522,432	1.41%
	Designs and manufactures digital security products. (Cost $6,223,174)

149,500	Temenos Group AG2 Registered Shares	3,625,377	0.93%
	Provides integrated software for the banking sector. (Cost $3,482,574)

		9,147,809	2.34%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Utility Suppliers — 0.61%

1,544	Romande Energie Holding SA Registered Shares	$2,391,135	0.61%
	Distributes electricity in the Canton of Vaud. Provides repair and other electrical services to its customers. (Cost $3,813,084)

		2,391,135	0.61%

	Total Common Stocks (Cost $257,267,085)	340,590,898	87.24%

Preferred Stocks — 0.98%

Biotechnology — 0.98%

3,162	NovImmune SA, Series B Preferred Shares[4,5,6]
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)	1,977,836	0.51%

133,200	Synosia Therapeutics Holding AG, Series B Preferred Shares[4,5,6]
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $1,740,545)	1,854,684	0.47%

	Total Preferred Stocks (Cost $3,802,852)	3,832,520	0.98%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets
Convertible Corporate Bond — 1.59%

Industrial Goods & Services — 1.59%

6,500,000	Adecco Investment Bond 6.50%, 11/26/12
	(Cost $6,387,196)	$6,208,560	1.59%

	Total Convertible Corporate Bond (Cost $6,387,196)	6,208,560	1.59%

Private Equity Limited Partnerships — 1.86%

	Aravis Biotech Il - Limited Partnership[2,4,5,6] (Cost $1,693,367)	1,629,700	0.42%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — (continued)

	Zurmont Madison Private Equity, Limited Partnership[2,4,5,6] (Cost $8,020,652)	$5,635,711	1.44%

	Total Private Equity Limited Partnerships (Cost $9,714,019)	7,265,411	1.86%

	Total Investments* (Cost $277,171,152)	357,897,389	91.67%

	Other Assets less Other Liabilities, net	32,505,281	8.33%

	Net Assets	$390,402,670	100.0%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/09	Value as of 12/31/09	Gross Additions	Gross Reductions	Income	Shares Held as of 6/30/10	Value as of 6/30/10
Addex Pharmaceuticals Ltd.	488,370	$6,519,474	$—	$(78,812)	$—	480,058	$4,496,301

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2010

[4]

Security valued by the Board’s Pricing Committee. Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $15,108,688 or 3.87% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007-June 30, 2010	1,693,367
Kuros Biosurgery Holding AG	August 10, 2009-August 28, 2009	2,516,639
Novimmune SA — Common Shares	October 7, 2009-December 11, 2009	1,551,109
Novimmune SA — Preferred Shares	October 7, 2009-December 11, 2009	2,062,307
Synosia Therapeutics Holding AG	October 17, 2008-February 23, 2009	1,740,545
Zurmont Madison Private Equity, LP	September 13, 2007-June 24, 2010	8,020,652

		17,584,619

[5]	Illiquid. There is no public market for these securities.
[6]	Security priced at fair value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $15,108,688 or 3.87% of the net assets.
*	Cost for Federal income tax purposes is $281,287,251 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$111,358,815
Gross Unrealized Depreciation	(34,748,677)

Net Unrealized Appreciation (Depreciation)	$76,610,138

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of June 30, 2010.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2010

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	22.0%
Food & Beverages	19.6%
Industrial Goods & Services	9.5%
Banks	7.4%
Retailers	4.5%
Insurance	4.3%
Real Estate & Infrastructure	4.0%
Construction & Materials	2.7%
Technology	2.3%
Personal & Household Goods	2.2%
Diversified Manufacturing Operation	2.0%
Chemicals	1.9%
Biotechnology	1.5%
Commercial Services	1.1%
Oil & Gas	0.9%
Medical Technology	0.7%
Utility Suppliers	0.6%
Private Equity Limited Partnerships	1.9%
Convertible Corporate Bond	1.6%
Preferred Stocks	1.0%
Other Assets and Liabilities	8.3%

100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2010

Assets:
Unaffiliated investments, at value (cost $255,961,430)		$353,401,088
Affiliated investments, at value (cost $21,209,722)		4,496,301

Total Investments at value (cost $277,171,152)		357,897,389

Cash		1,985,088
Foreign currency (cost $26,734,698)*		27,588,262
Interest and dividends receivable		20,932
Tax reclaims receivable		3,530,512
Receivable for securities sold		54,488
Prepaid expenses		60,280

Total assets		391,136,951

Liabilities
Capital shares payable		472,901
Advisory fees payable (Note 2)		247,228
Other fees payable		14,152

Total liabilities		734,281

Net assets		$390,402,670

Composition of Net Assets:
Paid-in capital		$296,956,156
Distributable earnings
Accumulated net investment income	4,410,915
Accumulated net realized gain from investment, foreign currency transactions and written options	7,349,198
Net unrealized appreciation on investments and foreign currency	81,686,401

Total distributable earnings		93,446,514

Net assets		$390,402,670

Net Asset Value Per Share:
($390,402,670 ÷ 31,124,827 shares outstanding, $0.001 par value; 50 million shares authorized)		$12.54

*	Foreign currency consists of 29,746,375 Swiss francs, (3,544) euros, and 5,026 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2010

Investment Income:
Dividends (less foreign tax withheld of $1,364,948)	$7,732,833
Interest	192,484

Total income	7,925,317

Expenses:
Investment advisory fees (Note 2)	1,558,585
Directors’ fees & expenses	231,369
Professional fees	303,024
Administration fees	144,889
Custody fees	43,257
Printing and shareholder reports	54,790
Accounting fees	53,411
Transfer agent fees	13,127
Miscellaneous	250,090

Total expenses	2,652,542

Net investment income	5,272,775

Realized and Unrealized Gain (Loss) on Investments, Written Call Options and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	23,565,086
Foreign currency transactions (Note 1)	(336,089)
Written call options	(289,314)
Net change in unrealized appreciation/depreciation from:
Investments	(58,138,649)
Foreign currency translations	812,398
Written call options	(65,997)

Net Realized and Unrealized Gain (Loss) on Investments, Written Call Options and Foreign Currency	(34,452,565)

Net Decrease in Net Assets from Operations	$(29,179,790)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2010[1]	For the Year Ended December 31, 2009

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,272,775	$1,883,605
Net realized gain (loss) from:
Investment transactions	23,565,086	(10,991,829)
Foreign currency transactions	(336,089)	7,068,023
Written call options	(289,314)	1,612,491
Net change in unrealized appreciation/depreciation from:
Investments	(58,138,649)	(6,096,220)
Foreign currency translations	812,398	(9,082,766)
Written call options	(65,997)	65,997

Net decrease in net assets from operations	(29,179,790)	(15,540,699)

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(7,077,616)
Net realized capital gain	—	(11,882,602)

Total distributions to stockholders	—	(18,960,218)

Capital Share Transactions:
Value of shares repurchased through stock buyback	(14,343,134)	(635,755)

Total decrease from capital share transactions	(14,343,134)	(635,755)

Total decrease in net assets	(43,522,924)	(35,136,672)
Net Assets:
Beginning of period	433,925,594	469,062,266

End of period (including accumulated net investment income (loss) of $4,410,915 and $(861,860), respectively)	$390,402,670	$433,925,594

[1]	Unaudited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2010[1]	For the Years Ended December 31,
		2009	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value at the beginning of period	$13.39	$14.45	$19.34	$20.61	$17.47	$16.79

Income from Investment Operations:
Net investment income[2]	0.17	0.06	0.08	0.02	0.02	0.05
Net realized and unrealized gain (loss) on investments[3]	(1.10)	(0.53)	(4.65)	1.98	5.14	2.24

Total from investment operations	(0.93)	(0.47)	(4.57)	2.00	5.16	2.29

Gain from capital share repurchases	0.08	— *	0.08	0.04	0.03	0.04
Capital charge resulting from the issuance of fund shares	—	—	(0.08)	(1.36)[4]	(0.07)	(0.04)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	—	(0.22)	(0.08)	—	(0.03)	(0.02)
Distributions from net realized capital gains	—	(0.37)	(0.24)	(1.95)	(1.95)	(1.59)

Total distributions	—	(0.59)	(0.32)	(1.95)	(1.98)	(1.61)

Net asset value at end of period	$12.54	$13.39	$14.45	$19.34	$20.61	$17.47

Market value per share at the end of period	$10.67	$11.62	$12.43	$16.50	$19.10	$15.31

Total Investment Return[5,6]:
Based on market value per share	(8.18)%	(1.20)%	(22.98)%	(3.39)%	37.64%	13.11%
Based on net asset value per share	(6.35)%	(2.07)%	(23.62)%	4.95%[7]	30.16%	14.92%
Ratios to Average Net Assets[8]:
Net expenses	1.29%	1.23%	1.10%	1.10%	1.17%	1.19%
Gross expenses	1.29%	1.23%	1.12%[9]	1.10%	1.17%	1.19%
Net investment income	2.57%	0.47%	0.49%	0.12%	0.09%	0.27%
Supplemental Data:
Net assets at end of period (000’s)	$390,403	$433,926	$469,062	$621,915	$502,815	$419,814
Average net assets during the period (000’s)	$414,110	$404,535	$554,386	$599,573	$484,631	$415,074
Stockholders of record[1]	638	662	695	736	794	740
Portfolio turnover rate[6]	35%	123%	66%	26%	34%	37%

*	Amount is less than $0.01 per share.
[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gains and losses.
[4]	Issued in connection with rights offering.
[5]

Total investment return based on market value differs from total investment return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[6]	Not annualized for periods less than one year.
[7]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14%. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per-share capital change resulting from the issuance of Fund shares.

[8]	Annualized for periods less than one year.
[9]	Reflects the expense ratio excluding any expense waivers and/or reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Valuation at Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss Exchange-listed options or options that are not listed at the request of counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$336,580,141	$—	$4,010,757	$340,590,898
Preferred Stock	—	—	3,832,520	3,832,520
Convertible Corporate Bond	—	6,208,560	—	6,208,560
Private Equity Investments	—	—	7,265,411	7,265,411

Total Investments in Securities	$336,580,141	$6,208,560	$15,108,688	$357,897,389

*	Please see the Schedule of Investments for Industry classifications.

The inputs and valuation techniques used to value Level 2 securities, which consist of an exchange-listed corporate convertible bond, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of direct investments in privately-held companies and investments in private equity funds. Privately-held companies and underlying securities in private equity funds are valued according to International Financial Reporting Standards (IFRS) and European Venture Capital Association (EVCA) principles. The inputs and valuation techniques used to value Level 3 securities may include the following: acquisition cost; size of the investment; fundamental analytical data; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. For the private equity funds, inputs and valuation techniques also may include fair valuations of the funds and their portfolio holdings provided by the underlying funds’ managers, other available information about the funds’ portfolio holdings, values obtained on redemption from other investors in an underlying fund, discussions with the underlying funds’ managers and/or other investors and comparisons of previously-obtained estimates against the funds’ audited financial statements.

When valuing Level 3 investments, management also considers potential events that could have a material impact on their operations. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis.

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures”. New disclosures and clarifications of existing disclosures are effective for interim periods while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements are effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing transfers between Level 1 and Level 2 based on their market prices at the reporting period end. For the six-month period ended June 30, 2010, there were no significant transfers between Levels.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Investments
Balance as of December 31, 2009	$4,183,797	$3,997,870	$7,395,960
Change in Unrealized Appreciation/Depreciation	(173,040)	(165,350)	(394,304)
Net Purchases/(Sales)	—	—	263,755

Balance as of June 30, 2010	$4,010,757	$3,832,520	$7,265,411

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for federal income tax treatment of foreign currency gain/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files U.S. federal, Delaware state and foreign tax returns. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2006 through December 31, 2009. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2005 through December 31, 2009. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

F. When Issued and Delayed Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Transactions in written call options during the period ended June 30, 2010, were as follows:

	Number of Contracts	Premium Received
Outstanding, December 31, 2009	30,000	$762,490
Written	—	—
Exercised	—	—
Expired	—	—
Closed	(30,000)	(762,490)

Outstanding, June 30, 2010	—	$—

Market Value of Liability, June 30, 2010		$—

The Fund held no contracts at June 30, 2010. There was no effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2010.

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2010:

Derivatives not accounted for as hedging instruments	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts	Net Realized gain (loss) from written call options/Net change in unrealized appreciation/depreciation from written call options	$(289,314)	$(65,997)
	Net Realized gain (loss) from investment transactions/Net change in unrealized appreciation/depreciation from investments	(14,318,999)	11,850,880

H. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

I. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million, and 0.45% of such assets in excess of $800 million. The Fund paid Hottinger & Cie (Zurich) $63,264 in brokerage commissions for the six months ended June 30, 2010.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the six months ended June 30, 2010, $8,825 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration and portfolio accounting services to the Fund. The Fund pays Citi an annual fee, which is accrued daily and paid monthly.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank, N.A. serves as the Fund’s custodian (the “Custodian”), and the Fund pays the custodian an annual fee.

The Fund pays each Director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor $32,809 per annum in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $44,809 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committee (“Committee”) to each of whom the Fund pays an annual fee of $37,809. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors’ fees and expenses of $231,369 shown on the Statement of Operations represent the portion of Directors’ fees and expenses accrued during the period January 1, 2010 through June 30, 2010. These fees are calculated by projecting Directors’ fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 205,411 of the 31,124,827 shares outstanding on June 30, 2010. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased	(1,286,600)	(14,343,134)	(54,700)	(635,755)

Net Decrease	(1,286,600)	$(14,343,134)	(54,700)	$(635,755)

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following year for tax purposes. The Fund had $1,123,591 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

At December 31, 2009, the Fund had capital loss carryovers of $12,154,834 expiring December 31, 2017.

The tax character of distributions paid during 2009 was as follows:

2009
Ordinary Income	$7,078,281
Long-Term Capital Gains	11,881,937

$18,960,218

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$192,318
Accumulated Capital and Other Losses	(13,278,425)
Unrealized Appreciation	135,712,411

Total	$122,626,304

Gains from foreign currency transactions are treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2010 were $139,093,927 and $165,690,949, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999 and has continued to adopt a stock repurchase program permitting such purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to $30 million. The Fund expects to repurchase its common stock when the discount to net asset value of the trading price of its common stock on NYSE is greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. During the period from January 1, 2010 through June 30, 2010, the Fund repurchased and retired 1,286,600 shares at an average price of $11.15 per share (including brokerage commissions) and at a weighted average discount of 14.25%. These repurchases, which had a total cost of $14,343,134 (including brokerage commissions), resulted in an increase of $2,382,688 to the Fund’s net asset value. This gain is a result of the difference between the Fund’s net asset value and the price of repurchases.

Note 7—Private Equity and Other Illiquid Direct Investments

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the practical expedient as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Fund and their attributes as of June 30, 2010 that qualify for these valuations are shown in the table below.

As of June 30, 2010, the Fund invested in private equity funds (limited partnerships). The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amount disbursed to the private equity funds are shown in the table below:

Private Equity Funds—International (a)	Original Capital Commitment*	Unfunded Commitments	Fair Value as of June 30, 2010
Zurmont Madison Private Equity LP	$12,982,798	$5,158,054	$5,635,711
Aravis Biotech II LP	3,013,864	1,282,098	1,629,700

*	The original capital commitment represents 14,000,000 and 3,250,000 Swiss francs for Zurmont Madison Private Equity LP and Aravis Biotech II LP, respectively. The exchange rate as of June 30, 2010 was used for conversion and equals 1.0784.

(a)	This category includes two private equity funds that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

Note 8—Subsequent Events

Management has evaluated subsequent events through the date this report was available to be issued.

Pursuant to the Fund’s current stock repurchase program, the Fund has continued to repurchase shares of its common stock. During the period from July 1, 2010 through August 10, 2010, the Fund repurchased and retired 219,900 shares at an average price of $11.14 per share (including brokerage commissions) and at a weighted average discount of 14.26%. These repurchases, which had a total cost of $2,449,064 (including brokerage commissions), resulted in an increase of $407,157 to the Fund’s net asset value. This gain is a result of the difference between the Fund’s net asset value and the price of the repurchases.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Advisory Agreement Approval

At a meeting on June 15, 2010 the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with HCC. They carefully evaluated information that they deemed necessary to enable them to determine that the continuation of the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund. In addition, the Directors considered the impact of the Supreme Court’s decision on board responsibilities with respect to considering investment advisory agreements.

The Independent Directors reviewed the Fund’s investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. On that basis, the Independent Directors compared the Fund’s one-, three-and five-year investment performance as well as its longer term performance with the performance of (i) the Swiss Performance Index (“SPI”), (ii) a peer group of Swiss equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information, (iii) the Swiss iShares traded on the New York Stock Exchange, and (iv) the Swiss Market Index (the “SMI”), another, less diversified, Swiss market index. In comparing the Fund’s performance with the performance of the SPI and the SMI, the Independent Directors considered the fact that, unlike the Fund, the performance of the indices did not include the impact of any expenses. The Independent Directors noted that the Fund significantly underperformed the Swiss market indices and Swiss iShares during 2009 and discussed with HCC the reasons for that underperformance, which HCC attributed to implementing and maintaining a significant defensive posture through the purchase of put options and maintaining a significant cash position in the first half of 2009. The Independent Directors noted that during the second half of the year the Fund’s purchase of call options, including those used to equitize its cash, at a time of declining market volatility, compounded by other technical factors relating to the options market, further contributed to the Fund’s underperformance. The Independent Directors also considered the steps HCC took to address that underperformance, including the addition of staff and limitations on the use of options as well as enhanced compliance policies regarding such use. The Independent Directors also noted that for the five months ended May 31, 2010, the Fund slightly outperformed the SPI, the SMI, Swiss iShares and the majority of the peer group. As a result of this evaluation, the Independent Directors concluded that, while the Fund’s performance during 2009 was unsatisfactory relative to its peers and its current benchmark, the SPI, its investments were consistent with its management philosophy and the Fund’s performance for the cumulative period from December 31, 1996 to May 31, 2010 was in the aggregate above that of its peer group for the same period and almost 19% above the return of Swiss iShares during that

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

period and over 40% above the return of the SMI during that period despite being approximately 22% below the SPI for that period. The Independent Directors determined that the Fund’s performance during 2009 was an aberration and that overall performance was satisfactory.

The Independent Directors noted that even though the market price per share of the Fund was lower than its net asset value per share, as has been the case in the past, they determined that this was essentially unrelated to HCC’s investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated Administrator, were among the lowest in each group. The Independent Directors determined that the combined investment advisory fee and administration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They noted that breakpoints allowed the Fund to share in economies of scale as its asset base grew. They further noted that in 2008 HCC had voluntarily offered and had agreed to further adjust the breakpoints in its fees by introducing a new breakpoint of 0.45% of month-end net assets in excess of $800 million at a time when Fund assets were $624 million. As a result of the general market decline, the Fund’s net assets at May 31, 2010 were $372 million.

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund’s investment strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that expansion of the Fund’s investment policies over the past few years to permit investments in private equity and real estate, the use of options and the need to manage the rights offering proceeds accordingly, had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland were all desirable factors, noting in particular Hottinger group’s strengthening of its investment process. The Independent Directors considered the change during 2009 of the chief executive officer of HCC and the Hottinger group’s commitment to his continuance in that role as well as other matters relating to HCC’s parent, including that the Hottinger group had repeated its intention to continue to support HCC and had made significant progress towards its internal reorganization. The Independent Directors also considered that HCC had increased its staff in 2010, adding experienced portfolio management personnel.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its revenue. The Independent Directors concluded that HCC’s financial condition was sound and that, although it was not profitable in 2009 due to the reduced levels of fee income from the Fund, the fees from the Fund were reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including very limited brokerage com-

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

missions from executing Fund transactions, and the marketing value of the Fund’s performance in attracting other clients. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by HCC and therefore approved the continuation of the Agreement.

Results of Annual Meeting of Stockholders

There were 31,525,227 shares of the Fund’s common stock eligible to vote at the Fund’s 2010 Annual Meeting of Stockholders held on June 16, 2010. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s Stockholders as follows:

1. To elect four Class I Directors to serve for a three year term until the 2013 Annual Meeting of Stockholders:

	For	Withheld	Approval (%)
Jean-Marc Boillat	17,426,619	9,129,805	65.62%
Claude W. Frey	17,455,697	9,100,727	65.73%
R. Clark Hooper	17,388,565	9,167,859	65.48%
Alexandre de Takacsy	17,256,825	9,299,599	64.98%

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2010:

For	Against	Abstain	Approval (%)
25,512,839	735,577	308,008	96.07%

3. To approve a stockholder proposal asking the Board of Directors to take the steps necessary to convert the Fund from a closed-end fund to an interval fund, as outlined in the Fund’s proxy materials:

For (out of 31,525,227 shares)	Against	Abstain	Approval (%)
9,703,826	7,661,746	720,483	53.65%

Of the Fund’s shares that voted “FOR” Proposal 3, over 80% (7,873,871 out of 9,703,826) were voted by two institutional investors. Other than shares voted by those two investors, only 6% of the Fund’s shares were voted “FOR” Proposal 3.

Approval percentages are based on the total number of votes cast on a particular Proposal. Not all shares eligible to vote on each Proposal did so. Broker non-votes were considered shares present for purposes of determining a quorum but were not voted in favor of a Proposal.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

request, on the SEC’s website at http:// www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics (the “Codes”) pursuant to provisions of the Investment Company Act of 1940. The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stock-

holders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund affects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Semiannual Report

For the

Six Months Ended

June 30, 2010

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
				$29,364,245
01/01/10—01/31/10	297,200	11.5273	297,200	25,943,452
02/01/10—02/28/10	316,700	11.0258	316,700	22,447,624
03/01/10—03/31/10	172,300	11.5707	172,300	20,450,482
04/01/10—04/30/10	100,000	11.9640	100,000	19,251,742
05/01/10—05/31/10	143,800	10.3586	143,800	17,751,469
06/01/10—06/30/10	256,600	10.4890	256,600	15,021,111

Total	1,286,600	11.1481	1,286,600	$15,021,111

On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to $30 million. The Fund expects to repurchase its common stock when the discount to net asset value of the trading price of its common stock on NYSE is greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant         The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 8/18/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Executive Officer

Date 8/18/10

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits
Chief Financial Officer

Date 8/18/10